APPENDIX B


                        FIRST ALLEN PARISH BANCORP, INC.

                         RECOGNITION AND RETENTION PLAN


1.       Plan Purpose.

         The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and officers of the Corporation and its Affiliates.

2.       Definitions.

         The following definitions are applicable to the Plan:

         "Award" - means the grant by the Committee of Restricted Stock, as provided in the Plan.

         "Affiliate"   -  means  any   "parent   corporation"   or   "subsidiary
corporation" of the Corporation, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

         "Bank" - means First Federal Savings and Loan Association of Allen Parish, a capital stock savings institution and its predecessors and successors.

         "Board" or "Board of Directors" - means the board of directors of the Corporation or its Affiliate, as applicable.

         "Change in Control" of the Bank or the Corporation means a change in control of a nature that: (I) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Corporation within the meaning of the Bank Holding Company Act of 1956, as amended ("BHCA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of Corporation's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided, however, that this subsection
(b) shall not apply if the Incumbent Board is replaced by the appointment by a Federal banking agency of a conservator or receiver for the Bank and, provided further that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board, or whose nomination for election by the Corporation's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered
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as  though  he  were  a  member  of  the  Incumbent  Board;  or  (c) a  plan  of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Corporation or similar transaction in which the Bank or Corporation is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Corporation, by someone other than the current management of the Corporation, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Corporation or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are to be exchanged for or converted into cash or property or securities not issued by the Bank or Corporation shall be distributed and the requisite number of proxies approving such plan of reorganization, merger or consolidation of the Corporation or Bank are received and voted in favor of such transactions; or (e) a tender offer is made for 25% or more of the outstanding securities of the Bank or Corporation and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Bank or Corporation have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         "Code" - means the Internal Revenue Code of 1986, as amended.

         "Committee" - means the Committee referred to in Section 6 hereof.

         "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor. With respect to any advisory director or director emeritus, continuous service shall mean availability to perform such functions as may be required of such persons.

         "Corporation" - means First Allen Parish Bancorp, Inc., a Delaware corporation.

         "Disability" - means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the committee that it is either not possible to determine whether such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

         "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

         "Non-Employee Director" - means a director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         "Normal Retirement" means retirement after reaching 65 years of age.
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         "Outside  Director"  -  means  a  director  of  the  Corporation  or an
Affiliate who is not an employee of the Corporation or an Affiliate.

         "Participant"  -  means  any  director,   advisory  director,  director
emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

         "Plan" - means the Recognition and Retention Plan of the Corporation.

         "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under
Section 3 hereof with respect to Restricted Stock awarded under the Plan.

         "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in
Section 3 hereof, so long as such restrictions are in effect.

         "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

3.       Terms and Conditions of Restricted Stock.

          The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

         (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged, voted or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c)
                  and  (e)  of  this  Section  3  and  Section  4  hereof,   the
                  Participant as owner of such shares shall have all the rights of a stockholder. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in cir cumstances occurring after the commencement of such Restricted Period.
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         (b)      If a Participant ceases to maintain Continuous Service for any reason (other than death, Disability, Normal Retirement, or following a Change in Control), all Shares of Restricted Stock awarded to such Participant and which at the time of such
                  termination   of   Continuous   Service  are  subject  to  the
                  restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death, Disability,
                  Normal   Retirement,   or   following  a  Change  in  Control,
                  Restricted Stock then still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions and shall be immediately vested.

         (c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant or in the name of the Plan on behalf of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Recognition and Retention Plan of First Allen Parish Bancorp, Inc. Copies of such Plan are on file in the office of the Secretary of First Allen Parish Bancorp, Inc., 222 South 10th Street, Oakdale, Louisiana 71463."

         (d) At the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

         (e) After an Award has been granted but before such Award has been earned, the Participant shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Corporation and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in paragraph 3(c) and shall be delivered to the Escrow Agent for distribution to the Participant when the Restricted Stock upon which such dividends were paid are earned. Unless the Participant has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Participant shall be treated as compensation income to the Participant when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been issued but not awarded, or that have been forfeited and returned to the Corporation or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Participant or Participants under the Plan, to any other employee or director of the Corporation or the Bank, or can return such dividends to the Corporation.

         (f)      After  an  Award  has  been  granted,   the   Participant   as
                  conditional owner of the Restricted Stock shall have the right to vote such shares.

         (g) At the expiration of the restrictions imposed by paragraph (a) of this Section 3, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 3.

4.       Adjustments Upon Changes in Capitalization.

         In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or Shares of the Corporation, without receipt or payment of consideration of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

5.       Assignments and Transfers.

          No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or pursuant to a domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

6.       Administration.

         The Plan shall be administered by a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Corporation, or (ii) the entire Board of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, to (i) select Participants and grant Awards; (ii) determine the number of shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

7.       Shares Subject to Plan.

         Subject to adjustment by the operation of Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10,580. The shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares reacquired and held as treasury shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

8.       Employee Rights Under the Plan.

         No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation, the Bank or any Affiliate.

9.       Withholding Tax.

         Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation may withhold from any payment or distribution made under this Plan sufficient Shares or may withhold or cause to be paid by Participant sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

10.      Amendment or Termination.

         The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement, or termination following a Change in Control, shall be approved by the Committee or the full Board of the Corporation.

11.      Term of Plan.

         The Plan shall become effective upon its ratification by stockholders of the Corporation. It shall continue in effect until the earlier of (i) ten years unless sooner terminated under Section 10 hereof, or (ii) the date on which all shares of common stock available for award hereunder have vested in the recipients of such Awards.